UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2014

National Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12629	36-4128138
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

410 Park Avenue, 14th Floor, New York, NY		10271
(Address of Principal Executive Offices)		(Zip Code)

(212) 417-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2014, National Holdings Corporation (the “Company”) and Mark D. Klein entered into a letter agreement (the “Letter Agreement”) relating to Mr. Klein’s Co-Executive Chairman and Chief Executive Officer Compensation Plan (the “Employment Agreement”), dated June 7, 2013, as amended, and his Non-Qualified Stock Option and Dividend Equivalent Agreement, dated as of July 29, 2013 (the “Option Agreement”). Pursuant to the Letter Agreement, effective immediately following the filing with the Securities and Exchange Commission of the Annual Report on Form 10-K for the fiscal year ended September 30, 2014, which filing occurred on December 29, 2014, among other things, (i) the term of Mr. Klein’s employment expired at the close of business on December 29, 2014 instead of December 31, 2014; (ii) Mr. Klein’s options upon a change in control of the Company will be subject solely to the provisions of the Company’s 2013 Omnibus Incentive Plan; and (iii) Mr. Klein resigned from all director positions (including committees on which he serves). Additionally, on December 29, 2014, the Company and Mr. Klein exchanged supplemental general, mutual release of claims previously agreed to in the second amendment to the Employment Agreement (“Supplement Release”).

Robert Fagenson, the Company’s current Co-Executive Chairman, pursuant to the Company’s Amended and Restated By-laws, assumed the position of Chief Executive Officer following Mr. Klein’s resignation. The information required by Item 401(b), (d) and (e) and Item 404(a) of Regulation S-K and Item 5.02(c)(3) of Form 8-K is disclosed in and incorporated herein by reference from the 2014 Form 10-K.

The summaries of the Employment Agreement (including the first and second amendments thereto), the Letter Agreement, the Release, dated September 23, 2014, between National Holdings Corporation and Mark D. Klein (the “Release), the Supplemental Release and the Option Agreement are qualified in their entirety by reference to the full text of the Employment Agreement (including the first and second amendments thereto), the Letter Agreement, the Release, the Supplemental Release and the Option Agreement, copies of which are attached as Exhibits 10.1, 10.2, 10.3, 10,4, 10.5, 10.6 and 10.7, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits:

10.1

Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated June 7, 2013, between National Holdings Corporation and Mark D. Klein (incorporated by reference from Exhibit 10.1 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 12, 2013).

10.2

Amendment to Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated June 6, 2014, between National Holdings Corporation and Mark D. Klein (incorporated by reference from Exhibit 10.1 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 6, 2014).

10.3

Second Amendment to Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated September 23, 2014, between National Holdings Corporation and Mark D. Klein (incorporated by reference from Exhibit 10.3 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2014).

10.4	Letter Agreement, dated December 29, 2014, between National Holdings Corporation and Mark D. Klein.

10.5

Release, dated September 23, 2014, between National Holdings Corporation and Mark D. Klein (incorporated by reference from Exhibit 10.4 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2014).

10.6	Supplemental Release, dated December 29, 2014, between National Holdings Corporation and Mark D. Klein.

10.7

Nonqualified Stock Option and Dividend Equivalent Agreement, dated as of July 29, 2013, between National Holdings Corporation and Mark D. Klein (incorporated by reference from Exhibit 10.5 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation
(Registrant)

Date: December 30, 2014	By:	/s/ Robert B. Fagenson
Robert B. Fagenson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated June 7, 2013, between National Holdings Corporation and Mark D. Klein (incorporated by reference from Exhibit 10.1 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 12, 2013).

10.2

Amendment to Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated June 6, 2014, between National Holdings Corporation and Mark D. Klein (incorporated by reference from Exhibit 10.1 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 6, 2014).

10.3

Second Amendment to Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated September 23, 2014, between National Holdings Corporation and Mark D. Klein (incorporated by reference from Exhibit 10.3 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2014).

10.4	Letter Agreement, dated December 29, 2014, between National Holdings Corporation and Mark D. Klein.

10.5

Release, dated September 23, 2014, between National Holdings Corporation and Mark D. Klein (incorporated by reference from Exhibit 10.4 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2014).

10.6	Supplemental Release, dated December 29, 2014, between National Holdings Corporation and Mark D. Klein.

10.7

Nonqualified Stock Option and Dividend Equivalent Agreement, dated as of July 29, 2013, between National Holdings Corporation and Mark D. Klein (incorporated by reference from Exhibit 10.5 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2014).